SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                              Cooperative Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                      22-3713227
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(State of Incorporation or Organization)       (IRS Employer Identification no.)


    412-420 Washington Avenue
    Belleville, New Jersey                                   07109
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(Address of Principal Executive Offices)                   (Zip Code)

   If this form relates to the If this form relates to the registration registration of a class of of a class of securities pursuant
   securities  pursuant  to Section     to Section 12(g) of te Exchange  Act and
   12(b) of the Exchange Act and is effective pursuant to General is effective pursuant to General Instruction A.(d), please check the
   Instruction A.(c), please  check     following box. |X|
   the following box. |_|

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
FORM RELATES:   333-34394
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             (If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

         Title of Each Class                   Name of Each Exchange on Which
         to be so Registered                   Each Class is to be Registered
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                          Common Stock, $.01 par value
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                                (Title of Class)


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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          A description of the Common Stock, $.01 par value, of Cooperative Holdings, Inc. (the "Company") and certain anti-takeover provisions with respect thereto is contained on pages 62 through 65 under the caption "Description of Capital Stock" in the form of prospectus which shall be deemed to be incorporated by reference from the Company's Registration Statement on Form S-1 (Reg. No. 333-34394).

ITEM 2. EXHIBITS.

          1    --    Certificate of Incorporation of Cooperative Holdings,  Inc.
                     (Incorporated   by   reference   to   Exhibit  3.1  to  the
                     Company's Registration Statement No. 333-34394).

          2    --    Bylaws  of  Cooperative  Holdings,  Inc.  (Incorporated  by
                     reference  to  Exhibit  3.2 to  the Company's  Registration
                     Statement No. 333-34394).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            Cooperative Holdings, Inc.
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                                                   (Registrant)


Date:        April 18, 2000            By: /s/ Louis A. Lombardi, Sr.
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                                           Louis A. Lombardi, Sr.
                                           President and Chief Executive Officer